SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                          DATE OF REPORT - July 5, 2002
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                        (Date of Earliest Event Reported)


                                 LIL MARC, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                           Commission File No. 0-24431
                                NEVADA 84-141774
          -------------------------------------------------------------
          (State of Incorporation) (I.R.S. Employer Identification No.)


                                830 Third Avenue
                            NEW YORK, NEW YORK 10022
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 829-5800
                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


ITEM 5.  Other Events.

         On July 5, 2002, Lil Marc, Inc. (OTCBB: LILM) (the "Registrant"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with InkSure Technologies Inc. ("InkSure"), pursuant to which a wholly owned subsidiary of the Registrant will be merged with and into InkSure (the "Merger"). Following the Merger, the Registrant will change its name to InkSure Technologies Inc. and will continue the existing businesses conducted by InkSure.

         Consummation of the Merger is subject to the terms and conditions specified in the Merger Agreement attached hereto as Exhibit 2.1. There can be no assurance that the Merger will be consummated or, if consummated, as to the timing thereof.

         The foregoing description only purports to be a summary of the document referenced herein and is qualified in its entirety by reference to the full text of the Merger Agreement attached hereto.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits


EXHIBIT                   DESCRIPTION

2.1 Agreement and Plan of Merger, dated as of July 5, 2002, by and among Ink Sure Technologies Inc., Lil Marc, Inc. and LILM Acquisition Corp.

99.1                      Press Release dated July 9, 2002.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          LIL MARC, INC.


                          By:  /s/ Joseph Wynne
                               -----------------------------------
                          Name:    Joseph Wynne
                          Title:   Chief Financial Officer

Dated: July 9, 2002


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